Exhibit 1.01

Sevcon, Inc.

Conflict Minerals Report

For the reporting period from January 1, 2014 to December 31, 2014

Introduction

This Conflict Minerals Report of Sevcon, Inc. (“Sevcon”) has been prepared pursuant to SEC Rule 13p-1 and Form SD (the “Rule”) for the reporting period January 1, 2014 to December 31, 2014.

The Rule requires disclosure of certain information when a company manufactures or contracts to manufacture products for which the minerals specified in the Rule are necessary to the functionality or production of those products. The specified minerals, which are collectively referred to in this Report as the “subject minerals,” are gold, columbite-tantalite (coltan), cassiterite and wolframite, including their derivatives, which are limited to tantalum, tin and tungsten. As described in this Report, the Company manufactures, or contracts to manufacture, products for which those subject minerals are necessary to the functionality or production.

As a producer of electronic equipment, Sevcon uses a supply base consisting mostly of electronic component manufacturers, distributors and assemblers. Therefore, the facilities used to process the necessary subject minerals in those products, and the country of origin of those subject minerals in those products are several steps down the global electronics supply chain.

The term “conflict-free” is used in this report to denote products, parts or materials where the subject minerals and their derivative metals are from smelters or refiners verified as complying with the Conflict-Free Sourcing Initiative’s Conflict-Free Smelter Program (the “CFSP”) or an equivalent third-party audit program.

Products

The products manufactured or contracted to be manufactured by Sevcon in calendar year 2014 were –

1.	Motor controllers for electric and hybrid vehicles
2.	On-board battery chargers for electric and hybrid vehicles
3.	DC/DC convertors for electric and hybrid vehicles
4.	Other drivetrain system components for electric and hybrid vehicles
5.	Industrial Capacitors

Sevcon’s Due Diligence Program Regarding Subject Minerals

For calendar year 2014, Sevcon conducted a reasonable country of origin inquiry (RCOI) designed to determine the country of origin of the subject minerals necessary to the functionality or production of our products. The objective of the inquiry was to collect accurate, complete, and actionable data and information in support of the subject minerals due diligence process from our manufacturing partners and their suppliers.

We conducted a survey of our manufacturing partners and their component suppliers using the template developed jointly by the companies of Electronic Industry Citizenship Coalition (EICC) and The Global e-Sustainability Initiative (GeSI), known as the CFSI Reporting Template (the “Template”). The Template was developed to facilitate disclosure and communication of information regarding smelters that provide material to a company’s supply chain. It includes questions regarding a company’s conflict-free policy, engagement with its direct suppliers, and a listing of the smelters the company and its suppliers use. In addition, the template contains questions about the origin of subject minerals included in their products, as well as supplier due diligence.

Of the manufacturers within the scope of our RCOI, 48% confirmed as not supplying parts containing the subject minerals or using those minerals in their production process. Of the remaining manufacturers/suppliers, 74% responded, and 67% submitted responses in the appropriate EICC GeSI format. Of the responding suppliers, 45% were able to confirm that all of their supplying subject minerals smelters were listed as compliant on the CFSI lists.

Following the RCOI, we conducted a diligence process consistent with the Organization for Economic Cooperation and Development’s (OECD) Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High Risk Areas Five Step Framework in order to determine the source and chain of custody of any subject minerals in our supply chain. The OECD Due Diligence Guide is an internationally recognized due diligence framework that satisfies the SEC’s criteria.

In accordance with the OECD Due Diligence Guidelines, Sevcon has:

  Established strong company management systems, by having:
    Established a policy to work towards using only conflict-free minerals in its supply chain, and has informed all suppliers of the objectives and reporting requirements. This policy is publicly available at www.sevcon.com, under “About Sevcon” > “Environmental”.
    Allocated internal management resource and responsibility for supply chain due diligence. A management working group has been formed to execute due diligence on the supplier base. This comprises representatives from the following functions within Sevcon; Finance, Logistics and Quality Assurance.
    Established a system of controls and transparency over the mineral supply chain. The details of this are described in 1. (d) below.
    Strengthened company engagement with suppliers.
•	All components specified by Sevcon and consumed during calendar year 2014 have been identified and traced to the manufacturer.
•	All manufacturers have been contacted, in order to trace subject mineral sources.
•	Data has been requested using the CFSI template, to ensure compliant smelters are identified.
•	The responses have been analyzed, to confirm whether compliance has been achieved (i.e. all smelters declared, and included on the CFSI compliant smelters lists).
•	Where new supplier contracts are drafted, conflict-free minerals objectives and reporting requirements are being included.
    Made available the company Environmental Corrective and Preventive Action Procedure available for investigation of any risks relating to subject minerals, with input to the EICC® GeSI program where appropriate.
  Identified risk in the supply chain, and assessed the adverse impact of those risks.
  Designed and implemented a strategy to respond to identified risks which includes:
•	Working with the suppliers to help them fully understand Sevcon’s requirements.
•	Advising on the EICC GeSI Initiative, and the reporting requirements.
•	Contacting component manufacturers directly to improve the reporting process.
•	Advising of Sevcon’s intention to move away from non-reporting or non-compliant suppliers.
•	As a final step, terminating our relationship with non-reporting and non-compliant suppliers.
  Utilized the EICC GeSI reporting program to analyse the responses of its manufacturers and suppliers.
  Reported the results of our supply chain due diligence publicly in Form SD as well as internally to senior management.

Our efforts to determine the mine or location of origin of the subject minerals in our products with the greatest possible specificity consisted of the due diligence measures described in this report. In particular, because independent third party audit programs validate whether sufficient evidence exists regarding country, mine and/or location of origin of the subject minerals that the audited smelter or refiner facilities have processed, we relied on the information made available by such programs for the smelters and refiners in our supply chain.

Determination

We were unable to ascertain the country of origin and/or chain of custody of all necessary subject minerals processed by the facilities that contributed to our products because, for this reporting period, (1) certain smelter and refiner facilities had not yet received a “conflict-free” designation from an independent third party audit program, and (2) some manufacturers and their materials suppliers did not respond to our requests for country of origin or chain of custody information.

With respect to the products on which Sevcon exercised due diligence, Annex I lists the facilities which, to the extent known, processed the necessary subject minerals in our products. Annex II summarises the countries of origin of the minerals processed by those facilities. Annex III shows the number of smelters which are conflict-free as determined by the Conflict-Free Smelter Program, and those which are in their audit program with the aim of achieving compliance.

Continuous Improvement Strategy

In order to improve from the above initial results and to mitigate the risk that our subject minerals will benefit armed groups, Sevcon is taking the following actions:

  Working with the suppliers, sub-suppliers and manufacturers to engage with the smelter to enroll in the EICC GeSI Conflict Free Smelters program;
  Failing action a., working with the supplier and sub-supplier to select an alternative subject minerals supplier with supplying smelters participating in the EICC GeSI Conflict Free Smelters program;
  Failing action b., selecting an alternative supplier or sub-supplier who can offer conflict-free materials with supplying smelters participating in the EICC GeSI Conflict Free Smelters program.
  Monitoring progress towards conflict-free status by reporting trends publicly and within Sevcon and its supplier base.

Continuous Improvement Results

The table below demonstrates the improvement in our suppliers’ reporting and compliance achieved from 2013 to 2014 (reporting periods).

Reporting period	2013	2014	Improvement^
Response level	44%	74%	68%
EICC GeSI format	54%	67%	24%
Compliant response	0%	45%	-

(^ reflects relative improvement)

ANNEX I

Metal	Smelter Name	Country
Gold	Acade Noble Metal (Zhao Yuan) Corporation	China
Gold	AcademyPreciousMetals(China)Co.,Ltd	China
Gold	Accurate Refining Group	USA
Gold	Aida Chemical Industries Co. Ltd.*	Japan
Gold	Allgemeine Gold- und Silberscheideanstalt A.G.*	Germany
Gold	Almalyk Mining and Metallurgical Complex (AMMC)	Uzbekistan
Gold	AngloGold Ashanti Mineração Ltda*	Brazil
Gold	Anhui Tongling non-ferrous Pioneer Metals Corporation	China
Gold	ANZ Banking	Australia
Gold	Argor-Heraeus SA*	Switzerland
Gold	Asahi Pretec Corp*	Japan
Gold	Asaka Riken Co Ltd	Japan
Gold	Asarco	USA
Gold	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.*	Turkey
Gold	Aurubis AG*	Germany
Gold	Auston powder	USA
Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	Philippines
Gold	Bauer Walser AG	Germany
Gold	Boliden AB*	Sweden

* Denotes smelters and refiners which have received a “conflict free” designation from the CFSI independent third party audit program as of 11th May, 2015.

Gold	C. Hafner GmbH + Co. KG*	Germany
Gold	CCR Refinery – Glencore Canada Corporation*	Canada
Gold	Cendres & Métaux SA	Switzerland
Gold	Central Bank of the DPR of Korea	Korea, Republic Of
Gold	Central Bank of the Philippines Gold Refinery & Mint	Philippines
Gold	CHALCO Yunnan Copper Co. Ltd.	China
Gold	Cheong Hing	Hong Kong
Gold	Chimet (Faggi Enrico Spa)*	Italy
Gold	China Sino-Platinum Metals Co.,Ltd	China
Gold	China Gold	China
Gold	China Gold international resources corp.ltd	China
Gold	China Golddeal	China
Gold	China National Gold Group Corporation	China
Gold	China's Shangdong Gold Mining Co., Ltd*	China
Gold	Chugai Mining Co.,Ltd	Japan
Gold	Codelco	Chile
Gold	Colt Refining	USA
Gold	Cookson Sempsa	Spain
Gold	Daejin Indus Co. Ltd	Korea, Republic Of
Gold	DaeryongENC	Korea, Republic Of
Gold	Daye Non-Ferrous Metals Mining Ltd.	China
Gold	Do Sung Corporation	Korea, Republic Of
Gold	Doduco	Germany
Gold	Dong'guan Dong wu Violent-toxic Chemical Products Co., Ltd.	Chile
Gold	Dongguan Dongxu Metal Surface Hanlde Co Ltd	Chile
Gold	Dongguan Standard Electronic Material.Co.,Ltd	China
Gold	Dongguanshi Sutande Dianzi Cailiao Yoouxiange	China
Gold	Dongguanshi Sutande Dianzi Cailiao Youxiangongsi	Chile
Gold	Dowa*	Japan
Gold	E-Chem Enterprise Corp	Taiwan
Gold	Eco-System Recycling Co., Ltd.*	Japan
Gold	Faggi Enrico SPA	Italy
Gold	Feinhütte Halsbrücke GmbH	Germany
Gold	Ferro Corporation	USA
Gold	FSE Novosibirsk Refinery	Russian Federation
Gold	Gansu Seemine Material Hi-Tech Co Ltd	China
Gold	Gansu-based Baiyin Nonferrous Metals Corporation (BNMC)	China
Gold	Guangdong Jinding Gold Limited	China
Gold	Guangdong MingFa Precious Metal Co.,Ltd	China
Gold	Hangzhou Fuchunjiang Smelting Co., Ltd.	China
Gold	Harima Smelter	Japan
Gold	Heesung Metal	Korea, Republic Of
Gold	Heesung Metal Ltd	Australia
Gold	Heimerle + Meule GmbH*	Germany
Gold	Henan San Men Xia	China
Gold	Henan Zhongyuan gold smelter LLC	China

* Denotes smelters and refiners which have received a “conflict free” designation from the CFSI independent third party audit program as of 11th May, 2015.

Gold	Heraeus Ltd Hong Kong*	Hong Kong
Gold	Heraeus Precious Metals GmbH & Co. KG*	Germany
Gold	Heraeus USA	USA
Gold	Heraeus Zhaoyuan Changshu Electronic Materials Co., Ltd	China
Gold	Hon Shen Co. Ltd	Taiwan
Gold	HonHai Precision Co., Ltd.	Taiwan
Gold	Hunan Chenzhou Mining Group Co. Ltd	China
Gold	Hwasung CJ Co. Ltd	Korea, Republic Of
Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Company Limited	China
Gold	Ishifuku Metal Industry Co., Ltd.*	Japan
Gold	Istanbul Gold Refinery*	Turkey
Gold	Japan Mint*	Japan
Gold	Japan Pure Chemical	Japan
Gold	Jia Lung Corp	Taiwan
Gold	Jiangxi Copper Company Limited	China
Gold	Jie sheng	China
Gold	Jin Dong Heng	China
Gold	Jin Jinyin refining company limited	China
Gold	Jinfeng Gold Mine Smelter	China
Gold	Jinlong Copper Co., Ltd.	China
Gold	Johnson Matthey Inc*	USA
Gold	Johnson Matthey Limited*	Canada
Gold	JSC Ekaterinburg Non-Ferrous Metal Processing Plant*	Russian Federation
Gold	JSC Uralelectromed*	Russian Federation
Gold	JX Nippon Mining & Metals Co., Ltd*	Japan
Gold	Kanfort Industrial (Yantai) Co. Ltd.	China
Gold	Kazzinc Ltd*	Kazakhstan
Gold	Kee Shing	Hong Kong
Gold	Kennecott Utah Copper LLC*	USA
Gold	Kojima Chemicals Co. Ltd*	Japan
Gold	Korea Metal Co. Ltd*	Korea, Republic Of
Gold	Kunshan Jinli Chemical Industry Reagents co.,Ltd.	China
Gold	Kyocera	Japan
Gold	Kyrgyzaltyn JSC	Kyrgyzstan
Gold	L' Azurde Company For Jewelry*	Saudi Arabia
Gold	La Caridad	Mexico
Gold	LBMA Germany	Germany
Gold	LBMA Japan	Japan
Gold	Lingao Gold	China
Gold	Lingbao Jinyuan Tonghui Refinery Co. Ltd.	China
Gold	Linxens	France
Gold	Littelfuse	USA
Gold	LS-Nikko Copper Inc*	Korea, Republic Of
Gold	Luoyang Zijin Yinhui Gold Smelting Co. Ltd	China
Gold	Materion Advanced Metals*	USA

* Denotes smelters and refiners which have received a “conflict free” designation from the CFSI independent third party audit program as of 11th May, 2015.

Gold	Matsuda Sangyo Co. Ltd*	Japan
Gold	Metalor France	France
Gold	Metalor Technologies (Hong Kong) Ltd*	Hong Kong
Gold	Metalor Technologies (Singapore) Pte. Ltd.*	Singapore
Gold	Metalor Technologies (Suzhou) Ltd.	China
Gold	Metalor Technologies SA*	Switzerland
Gold	Metalor USA Refining Corporation*	USA
Gold	Met-Mex Peñoles, S.A.*	Mexico
Gold	Minsur	Peru
Gold	Mistubishi Materials Corporation*	Japan
Gold	Mitsui Mining and Smelting Co., Ltd.*	Japan
Gold	Mitui kinzoku Co Ltd	Japan
Gold	MK Electronics	Korea, Republic Of
Gold	Morigin Company	Japan
Gold	Moscow Special Alloys Processing Plant	Russian Federation
Gold	N.E. Chemcat Corporation	Japan
Gold	Nadir Metal Rafineri San. Ve Tic. A.Ş.*	Turkey
Gold	Navoi Mining and Metallurgical Combinat	Uzbekistan
Gold	Nihon Material Co.,Ltd*	Japan
Gold	Ningbo Kangqiang	China
Gold	Norddeutsche Affinererie AG*	Germany
Gold	Ohio Precious Metals LLC.*	USA
Gold	Ohura Precious Metal Industry Co., Ltd*	Japan
Gold	OJSC “The Gulidov Krasnoyarsk Non-Ferrous Metals Plant” (OJSC Krastvetmet)*	Russian Federation
Gold	OJSC Kolyma Refinery	Russian Federation
Gold	PAMP SA*	Switzerland
Gold	Pan Pacific Copper Co. Ltd*	Japan
Gold	Penglai Penggang Gold Industry Co Ltd	China
Gold	Prioksky Plant of Non-Ferrous Metals	Russian Federation
Gold	PT Aneka Tambang (Persero) Tbk*	Indonesia
Gold	PX Précinox SA*	Switzerland
Gold	Qiankun Gold and Silver	China
Gold	Rand Refinery (Pty) Ltd*	South Africa
Gold	Realized the enterprise co., ltd.	China
Gold	Remondis Argentia B.V.	Netherlands
Gold	Rohm & Haas Elec. Mat'ls	Singapore
Gold	Royal Canadian Mint*	Canada
Gold	Sabin Metal Corp.	USA
Gold	Samduck Precious Metals	Korea, Republic Of
Gold	Samwon Metals Corp.	Korea, Republic Of
Gold	Sanmenxia hang seng science and technology, research and development Co., LTD	China
Gold	Schloetter Co. Ltd.	United Kingdom
Gold	Schone Edelmetaal*	Netherlands
Gold	Scotia Mocatta	Hong Kong

* Denotes smelters and refiners which have received a “conflict free” designation from the CFSI independent third party audit program as of 11th May, 2015.

Gold	SEMPSA Joyería Platería SA*	Spain
Gold	Senju Metal Industry CO.,LTD.	Japan
Gold	Shandong Gold Mining Co Ltd	China
Gold	Shandong Jun Mai Fu	China
Gold	Shandong Tiancheng Biological Gold Industrial Co. Ltd	China
Gold	Shandong Zhaojin Gold & Silver Refinery Co. Ltd*	China
Gold	Shanghai Gold Exchange	China
Gold	Shenzhen Thousand Island Ltd.	China
Gold	Shenzhen Fujun Material Technology co.,ltd	China
Gold	Shenzhen Heng Zhong Industry Co.,Ltd.	China
Gold	Shenzhen Tiancheng Chemical CO LTD	China
Gold	SKE (China): Shanghai Kyocera Electronics CO. LTD.	China
Gold	So Accurate Group, Inc.	USA
Gold	SOE Shyolkovsky Factory of Secondary Precious Metals	Russian Federation
Gold	Sojitz Corporation	Japan
Gold	Solar Applied Materials Technology Corp.*	Taiwan
Gold	Soochow University	China
Gold	Standard Bank	Hong Kong
Gold	Sumisho	Japan
Gold	Sumitomo Metal Mining Co. Ltd.*	Japan
Gold	Super Dragon Technology CO., LTD	Taiwan
Gold	Suzhou Xingrui Noble	China
Gold	Tai zhou chang san Jiao electron Co.,Ltd	China
Gold	Tanaka Kikinnzoku Kogyo K.K.*	Japan
Gold	Technic Inc	USA
Gold	The Great Wall Gold and Silver Refinery of China	China
Gold	The Hutti Gold Mines Company Limited	India
Gold	The Refinery of Shandong Gold Mining Co. Ltd*	China
Gold	Tokuriki Honten Co., Ltd*	Japan
Gold	Tokuriki Tokyo Melters Assayers*	Japan
Gold	Tongling Nonferrous Metal Group Co. Ltd	China
Gold	Torecom	Korea, Republic Of
Gold	UBS AG	Switzerland
Gold	Umicore Brasil Ltda*	Brazil
Gold	Umicore Galvanotechnik GmbH	Germany
Gold	Umicore Precious Metals Thailand*	Thailand
Gold	Umicore SA Business Unit Precious Metals Refining*	Belgium
Gold	Uniforce Metal Industrial Corp.	Hong Kong
Gold	United Precious Metal Refining Inc.*	USA
Gold	United Refining	USA
Gold	Uyemura	USA
Gold	Valcambi SA*	Switzerland
Gold	Western Australian Mint (The Perth Mint)*	Australia
Gold	Williams/ Williams Brewster	USA
Gold	Wuxi Middle Treasure Materials	China
Gold	Xstrata Canada Corporation*	Canada

* Denotes smelters and refiners which have received a “conflict free” designation from the CFSI independent third party audit program as of 11th May, 2015.

Gold	Yamamoto Precious Metal CO., LTD.*	Japan
Gold	Yantai Guodasafina High-Tech Environmental Refinery Co. Ltd.	China
Gold	Yantai Zhaojin Kanfort Precious Metals Co., Ltd.	China
Gold	Yantai Zhaojinlufu	China
Gold	Yokohama Metal Co Ltd	Japan
Gold	Yoo Chang Metal	Korea, Republic Of
Gold	Yunnan Copper Industry Co Ltd	China
Gold	Zhaojin Gold & Silver Refinery Co.,Ltd	China
Gold	ZhaoJin Mining Industry Co.,Ltd.	China
Gold	Zhe Jiang Guang Yuan Noble Metal Smelting Factory	China
Gold	Zhongjin Gold Corporation Limited*	China
Gold	Zhongshan Public Security Bureau, Guangdong Province	China
Gold	Zijin Mining Group Co. Ltd*	China
Tantalum	Changsha South Tantalum Niobium Co., Ltd.*	China
Tantalum	China Shenzhen Morgan Sputtering Targets & Technology Co., Ltd.	China
Tantalum	Conghua Tantalum and Niobium Smeltry*	China
Tantalum	Duoluoshan*	China
Tantalum	Exotech Inc.*	USA
Tantalum	F&X Electro-Materials Ltd.*	China
Tantalum	Fujian Nanping	China
Tantalum	Gannon & Scott	USA
Tantalum	Global Advanced Metals	USA
Tantalum	Global Advanced Metals Aizu*	Japan
Tantalum	Global Advanced Metals Boyertown*	USA
Tantalum	Guangdong Zhiyuan New Material Co., Ltd.*	China
Tantalum	Guizhou Zhenhua Xinyun Technology Ltd., Kaili branch*	China
Tantalum	H.C. Starck Co., Ltd.*	Thailand
Tantalum	H.C. Starck GmbH	Germany
Tantalum	H.C. Starck GmbH Goslar*	Germany
Tantalum	H.C. Starck GmbH Laufenburg*	Germany
Tantalum	H.C. Starck Hermsdorf GmbH*	Germany
Tantalum	H.C. Starck Inc.*	USA
Tantalum	H.C. Starck Ltd.*	Japan
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.*	China
Tantalum	Hi-Temp*	USA
Tantalum	JiuJiang JinXin Nonferrous Metals Co. Ltd.*	China
Tantalum	Jiujiang Tanbre Co., Ltd.*	China
Tantalum	KEMET Blue Metals*	Mexico
Tantalum	Kemet Blue Powder*	USA
Tantalum	King-Tan Tantalum Industry Ltd*	China
Tantalum	LSM Brasil S.A.*	Brazil
Tantalum	Metallurgical Products India (Pvt.) Ltd.*	India
Tantalum	Meterion Advanced Materials Thin Film Products	USA
Tantalum	Mineração Taboca S.A.*	Brazil

* Denotes smelters and refiners which have received a “conflict free” designation from the CFSI independent third party audit program as of 11th May, 2015.

Tantalum	Mitsui Mining & Smelting*	Japan
Tantalum	Molycorp Silmet A.S.*	Estonia
Tantalum	Nantong Tongjie Electrical Co., Ltd	China
Tantalum	Newton, MA	USA
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.*	China
Tantalum	NIPPON MINING & METALS	Japan
Tantalum	NTET, Thailand	Thailand
Tantalum	Plansee SE Liezen*	Austria
Tantalum	Plansee SE Reutte*	Austria
Tantalum	QuantumClean*	USA
Tantalum	RFH Tantalum Smeltry Co. Ltd*	China
Tantalum	Shanghai Jiangxi Metals Co. Ltd	China
Tantalum	Solikamsk Metal Works*	Russian Federation
Tantalum	Taki Chemicals*	Japan
Tantalum	Tantalite Resources	South Africa
Tantalum	Telex*	USA
Tantalum	Ulba Metallurgical Plant, jsc*	Kazakhstan
Tantalum	Yichun Jin Yang Rare Metal Co., Ltd*	China
Tantalum	Zhuzhou Cement Carbide	China
Tin	CV United Smelting*	Indonesia
Tin	5N Plus	Germany
Tin	AcademyPreciousMetals(China)Co.,Ltd	China
Tin	AIM	Canada
Tin	Alpha*	USA
Tin	Alpha Metals (Taiwan) Inc.	Taiwan
Tin	Alpha Metals Korea Ltd.	Korea, Republic Of
Tin	Amalgamet	United Kingdom
Tin	Amalgamet Inc	Peru
Tin	American Iron & Metal Co. Inc.	Canada
Tin	American Iron & Metal Co. Inc.	USA
Tin	Ami Bridge Enterprise Co., Ltd.	China
Tin	An Xin Xuan Xin Yue You Se Jin Shu Co. Ltd.	China
Tin	Asahi Solder Tech (Wuxi) Co. Ltd.	China
Tin	Asahi Solder Technology (Wuxi) Co., Ltd.	China
Tin	ATI Metalworking Products	USA
Tin	Atlantic Metals	USA
Tin	Best Metals	Brazil
Tin	Brinkmann Chemie AG	Germany
Tin	Butterworth Smelter	Malaysia
Tin	C. Hafner GmbH + Co. KG*	Germany
Tin	Cendres & Métaux SA	Switzerland
Tin	CFC Cooperativa dos Fundidores de Cassiterita da Amazônia Ltda.	Brazil
Tin	Chengfeng Metals Co Pte Ltd	China
Tin	China Huaxi Group Nandan	China
Tin	China Minmetals	China

* Denotes smelters and refiners which have received a “conflict free” designation from the CFSI independent third party audit program as of 11th May, 2015.

Tin	China Rare Metal Materials Company*	China
Tin	China Tin Group Co., Ltd.	China
Tin	China Tin Lai Ben Smelter Co., Ltd.	China
Tin	CNMC (Guangxi) PGMA Co. Ltd.	China
Tin	Complejo Metalurgico Vinto S.A.	Bolivia
Tin	Cookson (Alpha)*	USA
Tin	Cooper Santa*	Brazil
Tin	Coopermetal - Cooperativa Metalúrgica de Rondônia Ltda.	Brazil
Tin	CSC Pure Technologies	Russian Federation
Tin	CV DS Jaya Abadi	Indonesia
Tin	CV Duta Putra Bangka	Indonesia
Tin	CV Gita Pesona	Indonesia
Tin	CV JusTindo	Indonesia
Tin	CV Makmur Jaya	Indonesia
Tin	CV Nurjanah	Indonesia
Tin	CV Prima Timah Utama*	Indonesia
Tin	CV Serumpun Sebalai	Indonesia
Tin	CV United Smelting*	Indonesia
Tin	CV. Serumpun Sebalai	Indonesia
Tin	Dae Chang Ind Co Ltd	Korea, Republic Of
Tin	Dae Kil	Korea, Republic Of
Tin	Daewoo International	Korea, Republic Of
Tin	Dongguan City JiuBo Electronic Science and Technology Co., LTD	China
Tin	Dowa*	Japan
Tin	Duksan Hi-Metal	Korea, Republic Of
Tin	Electroloy Coroperation Sdn Bhd	Malaysia
Tin	Electroloy Metal Pte	Singapore
Tin	Electroloy Metal PTE LTD	China
Tin	EM Vinto*	Bolivia
Tin	Estanho de Rondônia S.A.	Brazil
Tin	Excellent resistance to copper (Suzhou) Co., Ltd.	Taiwan
Tin	Feinhütte Halsbrücke GmbH	Germany
Tin	Fenix Metals Limited	Poland
Tin	Foshan Nanhai Tong Ding Metal Company. Ltd.	China
Tin	FSE Novosibirsk Refinery	Russian Federation
Tin	Fuji Metal Mining	Thailand
Tin	Full Armor Industry (shares) Limited	Japan
Tin	Funsur*	Brazil
Tin	Geiju Non-Ferrous Metal Processing Co. Ltd.*	China
Tin	Gejiu Gold Smelter Minerals Co.,Ltd	China
Tin	Gejiu Jin Ye Mineral Co., Ltd.	China
Tin	Gejiu Kai Meng Industry and Trade LLC	China
Tin	Gejiu Non-Ferrous Metal Processing Co. Ltd.	China
Tin	Gejiu Yunxi Croup Corp	China
Tin	Gejiu YunXin Colored Electrolysis Ltd	China

* Denotes smelters and refiners which have received a “conflict free” designation from the CFSI independent third party audit program as of 11th May, 2015.

Tin	Gejiu Zi-Li	China
Tin	Gibbs Wire & Steel Co	USA
Tin	Gold Bell Group	China
Tin	Goodway	USA
Tin	Grant Manufacturing and Alloying	USA
Tin	Growing and Chemical (Suzhou) Co., Ltd.	China
Tin	Guang Xi Hua Xi Corp	China
Tin	Guangxi China Tin Group Co., LTD	China
Tin	Guangxi China Tin Group Co.,Ltd	China
Tin	Guangxi huaxi group co., LTD	China
Tin	Guangxi Pinggui PGMA Co. Ltd.	China
Tin	Guest Huaxi Smelting Co., Ltd.	Japan
Tin	H.J.Enthoven & Sons	United Kingdom
Tin	Hana-High Metal	Malaysia
Tin	Hanbaek nonferrous metals	Korea, Republic Of
Tin	Handok Metal Co.,Ltd	Korea, Republic Of
Tin	Heimerle + Meule GmbH*	Germany
Tin	Heraeus Materials Singapore Pte, Ltd.	Singapore
Tin	Heraeus Materials Technology GmbH & Co. KG	Germany
Tin	Heraeus Oriental Hitec Co., Ltd.	Korea, Republic Of
Tin	Heraeus Precious Metals GmbH & Co. KG	Germany
Tin	Heraeus Technology Center	Hong Kong
Tin	Heraeus Zhaoyuan Changshu Electronic Material Co.,Ltd	China
Tin	High Quality Technology Co., Ltd	China
Tin	High-Power Surface Technology	China
Tin	Hua Eng Wire&Cable Co.,Ltd	Taiwan
Tin	Huanggang City Tongding Metallic Material Co.Ltd	China
Tin	Huichang Jinshunda Tin Co. Ltd	China
Tin	Hyundai-Steel	Korea, Republic Of
Tin	IBF Ind Brasileira De Ferroligas Ltda	Brazil
Tin	Impag AG	Switzerland
Tin	Imperial Zinc	USA
Tin	Indium Corporation Of Europe	United Kingdom
Tin	Indonesian State Tin Corp	Indonesia
Tin	Indonesian Tin Ingot	Indonesia
Tin	Ishihara Chemical Co. Ltd.	Japan
Tin	Ishikawa Metal Co.,Ltd.	Japan
Tin	Jau Janq Enterprise Co., Ltd.	Taiwan
Tin	Jean Goldschmidt International	Belgium
Tin	Jia Tian	China
Tin	Jiangxi Nanshan	China
Tin	Ju Tai Industrial Co.,Ltd.	China
Tin	Kai Unita Trade Limited Liability Company	China
Tin	Ketabang	China
Tin	Kewei Tin Co.,ltd	China
Tin	Koki Japan	Japan

* Denotes smelters and refiners which have received a “conflict free” designation from the CFSI independent third party audit program as of 11th May, 2015.

Tin	Kovohutě Příbram Nástupnická, A.S.	Czech Republic
Tin	Kundur Smelter	Indonesia
Tin	Laibin Huaxi Smelterring Co.,Ltd	China
Tin	Levitra can, Shenzhen Electronic Technology Co., Ltd.	China
Tin	LingbaoJinyuan tonghu	China
Tin	Linwu Xianggui Smelter Co	China
Tin	Liuzhou China Tin Group Company Ltd - Laibin Smelter	China
Tin	Lupon Enterprise Co., Ltd	Taiwan
Tin	Magnu's Minerais Metais e Ligas LTDA*	Brazil
Tin	Malaysia Smelting Corp*	Malaysia
Tin	Matsuo solder Co., Ltd.	Japan
Tin	Matsushima Metal Co.	Peru
Tin	MCP Group	USA
Tin	MCP Heck	Germany
Tin	MCP Metal Specialist Inc.	China
Tin	MCP Mining & Chemical Products Ltd. UK	United Kingdom
Tin	Melt Metais e Ligas S/A*	Brazil
Tin	Meng neng	China
Tin	Metaconcept	France
Tin	Metahub Industries Sdn. Bhd.	Malaysia
Tin	Metallic Materials Branch of Guangxi China Tin Group Co.,Ltd.	China
Tin	Metallic Resources Inc	USA
Tin	Metallo Chimique	Belgium
Tin	Metallum Metal Trading Company	Switzerland
Tin	Millard Wire	USA
Tin	Mineração Taboca S.A.*	Brazil
Tin	Ming Li Jia smelt Metal Factory	China
Tin	Minmetals Ganzhou Tin Co. Ltd.	China
Tin	Minsur SA*	Peru
Tin	Mits-Tec (Shanghai) Co. Ltd.	China
Tin	Mitsubishi Materials Corporation*	Japan
Tin	Nancang Metal Material Co.,Ltd	China
Tin	Nankang Nanshan Tin Manufactory Co., Ltd.	China
Tin	Nathan Trotter & Co., Inc.	Peru
Tin	Nathan Trotter & Co., Inc.	USA
Tin	NGHE Tin Non-Ferrous Metal	Vietnam
Tin	Nihon Genma MFG Co., Ltd.	Japan
Tin	Nihon Genma MFG Co., Ltd.	Thailand
Tin	Nihon Kagaku Sangyo Co., Ltd	Japan
Tin	Nihon Superior Co., Ltd.	Japan
Tin	Ningbo Jintian copper (Group ) Company Limited	China
Tin	Nippon Filler Metals, Ltd.	Japan
Tin	Novosibirsk Integrated Tin Works	Russian Federation
Tin	O. M. Manufacturing Philippines, Inc.	Japan
Tin	O.M. Manufacturing (Thailand) Co., Ltd.	Thailand

* Denotes smelters and refiners which have received a “conflict free” designation from the CFSI independent third party audit program as of 11th May, 2015.

Tin	O.M. Manufacturing Philippines, Inc.	Philippines
Tin	Operaciones Metalugicas SA.*	Bolivia
Tin	Operaciones Metalugicas SA.	Indonesia
Tin	Poongsan Corporation	Korea, Republic Of
Tin	Posco	Korea, Republic Of
Tin	Pro Wu Xianggui Mining and Metallurgy Co., Ltd.	China
Tin	PT Alam Lestari Kencana	Indonesia
Tin	PT Artha Cipta Langgeng*	Indonesia
Tin	PT ATD Makmur Mandiri Jaya*	Indonesia
Tin	PT Babel Inti Perkasa*	Indonesia
Tin	PT Babel Surya Alam Lestari	Indonesia
Tin	PT Bangka Kudai Tin	Indonesia
Tin	PT Bangka Putra Karya*	Indonesia
Tin	PT Bangka Timah Utama Sejahtera	Indonesia
Tin	PT Bangka Tin Industry*	Indonesia
Tin	PT Belitung Industri Sejahtera*	Indonesia
Tin	PT BilliTin Makmur Lestari	Indonesia
Tin	PT Bukit Timah*	Indonesia
Tin	PT DS Jaya Abadi*	Indonesia
Tin	PT Eunindo Usaha Mandiri*	Indonesia
Tin	PT Fang Di MulTindo	Indonesia
Tin	PT Hanjaya Perkasa Metals	Indonesia
Tin	PT HP Metals Indonesia	Indonesia
Tin	PT Indra Eramulti Logam industri	Indonesia
Tin	PT Inti Stania Prima	Indonesia
Tin	PT Karimun Mining	Indonesia
Tin	PT Koba Tin	Indonesia
Tin	PT Mitra Stania Prima*	Indonesia
Tin	PT Panca Mega Persada*	Indonesia
Tin	PT Pelat Timah Nusantara Tbk	Indonesia
Tin	PT Prima Timah Utama*	Indonesia
Tin	PT Refined Banka Tin*	Indonesia
Tin	PT Sariwiguna Binasentosa*	Indonesia
Tin	PT Seirama Tin investment	Indonesia
Tin	PT Stanindo Inti Perkasa*	Indonesia
Tin	PT Sumber Jaya Indah	Indonesia
Tin	PT Supra Sukses Trinusa	Indonesia
Tin	PT Tambang Timah*	Indonesia
Tin	PT Timah*	Indonesia
Tin	PT Timah (Persero)*	Indonesia
Tin	PT Timah Nusantara	Indonesia
Tin	PT Tinindo Inter Nusa*	Indonesia
Tin	PT Tommy Utama	Indonesia
Tin	PT Yinchendo Mining Industry	Indonesia
Tin	PT. Supra Sukses Trinusa	Indonesia
Tin	Pure Technology	Russian Federation

* Denotes smelters and refiners which have received a “conflict free” designation from the CFSI independent third party audit program as of 11th May, 2015.

Tin	Pure Technology	USA
Tin	QianDao Co. ,ltd	China
Tin	Redsun	Taiwan
Tin	Rohm & Hass	China
Tin	Rohm und Haas	Germany
Tin	RST	Germany
Tin	RT Refined Banka Tin	Indonesia
Tin	Rui Da Hung	Taiwan
Tin	S Company	Thailand
Tin	SA Minsur	Peru
Tin	Samhwa Non-Ferrous Metal. Inc Co.,Ltd	Korea, Republic Of
Tin	SGS Bolivia S.A.	Bolivia
Tin	Shan Tou Shi Yong Yuan Jin Shu Zai Sheng Co. Ltd.	China
Tin	Shanghai Yuanhao Surface Finishing Co. Ltd.	China
Tin	ShangHai YueQiang Metal Products Co., LTD	China
Tin	Shao Xing Tian Long Tin Materials Co. LTD.	China
Tin	Shen Mao Solder (M) Sdn. Bhd.	Malaysia
Tin	Shenmao Technology Inc	Taiwan
Tin	Shenzhen Keaixin Technology	China
Tin	Shenzhen Yi Cheng Industrial	China
Tin	Shuer Der Industry (Jiangsu) Co. Ltd.	China
Tin	Sinitron, Shenmao Solder (M) Sdn. Bhd.	Malaysia
Tin	SMIC Senju Malaysia	Malaysia
Tin	Soft Metais, Ltda.	Brazil
Tin	Solder Coat Co.,Ltd.	Japan
Tin	Solder Court Co., Ltd.	China
Tin	Stretti	Malaysia
Tin	Sun Surface Technology Co.,Ltd	China
Tin	Taicang City Nancang Metal Meterial Co.,Ltd	China
Tin	Taiwan High-tech Co.	Taiwan
Tin	Taiwan Total Co. Ltd.	Taiwan
Tin	Talcang City Nankang Metal Materila Co., Ltd	China
Tin	Tanaka Kikinzoku Kogyo K.K.	Japan
Tin	TCC steel	Korea, Republic Of
Tin	TDK	Japan
Tin	Tennant Metal Pty Ltd.	Australia
Tin	Thailand Smelting and Refining Co. Ltd.	Thailand
Tin	Thaisarco*	Thailand
Tin	Tianjin Huamei	China
Tin	Tianshui Longbo Business &Trade Co.,Ltd.	China
Tin	Tim Plating Gejiu	China
Tin	Tong Ding Metal Company. Ltd.	China
Tin	Traxys Europe SA	France
Tin	Uni Bros Metal Pte Ltd	Singapore
Tin	Uniforce Metal Industrial Corp.	Indonesia
Tin	Unit Metalurgi PT Timah (Persero ) Tbk	Indonesia

* Denotes smelters and refiners which have received a “conflict free” designation from the CFSI independent third party audit program as of 11th May, 2015.

Tin	Unit Timah Kundur PT Tambang	Indonesia
Tin	United Precious Metal Refining, Inc.*	USA
Tin	Univertical International (Suzhou) Co., Ltd	China
Tin	Vertex Metals Incorporation	Taiwan
Tin	Vishay Intertechnology	China
Tin	WC Heraeus Hanau	Germany
Tin	Well-Lin Enterprise Co Ltd	Taiwan
Tin	Westfalenzinn	Germany
Tin	Westmetall GmbH & Co. KG	Germany
Tin	White Solder Metalurgia e Mineração Ltda.*	Brazil
Tin	Wilhelm Westmetall	Germany
Tin	Wind Yunnan Nonferrous Metals Co.,Ltd.	China
Tin	Wu Xi Shi Yi Zheng Ji Xie She Bei Company	China
Tin	Wuxi Lantronic Electronic Co Ltd	China
Tin	Wuxi Yunxi	China
Tin	Xia Yi Metal Industries (shares) Limited	China
Tin	XiHai	China
Tin	Xin Tongding	China
Tin	XIN WANG copper smelter	China
Tin	Yifeng Tin Industry (Chenzhou) Co Ltd	China
Tin	YTMM	China
Tin	yun nan ge jiu shi zi li kuang ye CO.,ltd	China
Tin	Yunnan Chengfeng Non-Ferrous Metals Co Ltd	China
Tin	Yunnan Metallurgical Group Co., Ltd.	China
Tin	Yunnan Tin Company Limited*	China
Tin	Yunnan, China Rare Metal Materials Company	China
Tin	YunXi	China
Tin	Yun'xin Non-ferrous Electroanalysis Ltd.	China
Tin	Yutinic Resources	USA
Tin	Zhangzhou Macro Real Non-Ferrous Metals	China
Tin	Zhangzhou Xiangcheng Hongyu Building Co., Ltd.	China
Tin	Zhejiang Huangyan Xinqian Electrical Equipment Fittings Factory	China
Tin	Zhongshi	China
Tin	Zhuhai Horyison Solder Co.,Ltd	China
Tin	Zhuzhou Smelter Group Co., Ltd	China
Tin	Zong Yang Industrial Co., Ltd.	China
Tungsten	A.L.M.T. Corp.	Japan
Tungsten	Air Products	USA
Tungsten	Alldyne Powder Technologies (ATI Firth Sterling)	USA
Tungsten	Allied material Corp.	Japan
Tungsten	Alluter Technology (Shenzhen) Co., Ltd	China
Tungsten	ALMT	China
Tungsten	Altlantic Metals	USA
Tungsten	ATI Tungsten Materials	USA
Tungsten	Axis Material Limited	Japan

* Denotes smelters and refiners which have received a “conflict free” designation from the CFSI independent third party audit program as of 11th May, 2015.

Tungsten	Central Glass / Japan	Japan
Tungsten	Chaozhou Xianglu Tungsten Industry Co Ltd	China
Tungsten	Chenzhou Diamond Tungsten Products Co,. Ltd.*	China
Tungsten	Chenzhou, Hunan, China (China Minmetals Non-ferrous Metals Holding Co.,Ltd)	China
Tungsten	China Minmetals Nonferrous Metals Co Ltd*	China
Tungsten	China National Non-Ferrous	China
Tungsten	Chongyi Zhangyuan Tungsten Co Ltd	China
Tungsten	Dayu Weiliang Tungsten Co., Ltd.	China
Tungsten	Degutea	Korea, Republic Of
Tungsten	Fujian Jinxin Tungsten Co., Ltd.*	China
Tungsten	Ganzhou Grand Sea W & Mo Group Co Ltd	China
Tungsten	Ganzhou Huaxin Tungsten Products Ltd*	China
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.*	China
Tungsten	Ganzhou Non-ferrous Metals Smelting Co., Ltd.	China
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.*	China
Tungsten	Global Advanced Metals	USA
Tungsten	Global Tungsten & Powders Corp*	USA
Tungsten	Golden Egret Special Allloy Coop.	China
Tungsten	Guangdong Xianglu Tungsten Industry Co., Ltd.	China
Tungsten	H.C. Starck Smelting GmbH & Co.Kg.	Germany
Tungsten	HC Starck	Russian Federation
Tungsten	Hi-Temp	USA
Tungsten	Hunan Chenzhou Mining Group Co., Ltd.	China
Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.*	China
Tungsten	Izawa Metal Co., Ltd	Japan
Tungsten	Japan New Metals Co Ltd*	Japan
Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	China
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.*	China
Tungsten	Jiangxi Minmetals Gao'an Non-ferrous Metals Co., Ltd.	China
Tungsten	Jiangxi Rare Earth & Rare Metals Tungsten Group Corp	China
Tungsten	Jiangxi Richsea New Materials Co., Ltd.	China
Tungsten	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	China
Tungsten	Jiangxi Tungsten Industry Co Ltd*	China
Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	China
Tungsten	Kennametal Fallon	USA
Tungsten	Kennametal Firth Sterling	USA
Tungsten	Kennametal Huntsville	USA
Tungsten	KYORITSU GOKIN CO., LTD.	Japan
Tungsten	Luoyan Mudu Tungsten & Molybdenum Technology Co. Ltd.	China
Tungsten	Malipo Haiyu Tungsten Co., Ltd.*	China
Tungsten	Micro 100	USA
Tungsten	Mitsubishi Carbide	Japan
Tungsten	Mitsui Mining & Smelting Co., Ltd	Japan
Tungsten	Nanchang Cemented Carbide Limited Liability Company	China
Tungsten	Ninghua Xingluokeng Tungsten Mine Co., Ltd.	China

* Denotes smelters and refiners which have received a “conflict free” designation from the CFSI independent third party audit program as of 11th May, 2015.

Tungsten	Ningxia Orient Tantalum Industry Co., Ltd.	China
Tungsten	Nippon Micrometal Cop	Japan
Tungsten	NIPPON TUNGSTEN CO., LTD.	Japan
Tungsten	North American Tungsten Corporation Ltd.	USA
Tungsten	North American Tungsten Corporation Ltd.	Canada
Tungsten	Nui Phao H.C. Starck Tungsten	Vietnam
Tungsten	Nui Phao H.C. Starck Tungsten Chemicals Manufacturing LLC	Vietnam
Tungsten	Pobedit JSC	Russian Federation
Tungsten	Saganoseki Smelter & Refinery	Japan
Tungsten	Sandvik	USA
Tungsten	Sendi (Japan): Kyocera Corporation	Japan
Tungsten	Sincemat Co, Ltd	China
Tungsten	Sumitomo	China
Tungsten	Sumitomo	Japan
Tungsten	Sumitomo Electric, USA (A.L.M.T.)	China
Tungsten	Sunaga Tungsten	Japan
Tungsten	Sylham	USA
Tungsten	TaeguTec	Korea, Republic of
Tungsten	Tamano Smelter, Hibi Kyodo Smelting Co., Ltd	Japan
Tungsten	Tejing (Vietnam) Tungsten Co., Ltd.	Vietnam
Tungsten	Tosoh	Japan
Tungsten	ULVAC, Inc.	Japan
Tungsten	Vietnam Youngsun Tungsten Industry Co., Ltd*	Vietnam
Tungsten	Voss Metals Company, Inc.	USA
Tungsten	Wolfram Bergbau und Hütten AG*	Austria
Tungsten	Wolfram Company CJSC	Russian Federation
Tungsten	Fort Wayne Wire Die	USA
Tungsten	Xiamen Golden Egret Special Alloy Co. Ltd	China
Tungsten	Xiamen Honglu Tungsten Molybdenum Industry Co.,Ltd	China
Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.*	China
Tungsten	Xiamen Tungsten Co Ltd	China
Tungsten	Xinhai Rendan Shaoguan Tungsten Co., Ltd.	China
Tungsten	Zhuzhou Cemented Carbide Group Co Ltd	China

ANNEX II

Countries of origin of the subject minerals these facilities process are believed to include:

Australia, Austria, Belgium, Bolivia, Brazil, Canada, Chile, China, Czech Republic, Estonia, France, Germany, Hong Kong, India, Indonesia, Italy, Japan, Kazakhstan, Korea (Republic of), Kyrgyzstan, Malaysia, Mexico, Netherlands, Peru, Philippines, Poland, Russian Federation, Saudi Arabia, Singapore, South Africa, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, United Kingdom, United States Of America, Uzbekistan, Vietnam

* Denotes smelters and refiners which have received a “conflict free” designation from the CFSI independent third party audit program as of 11th May, 2015.

ANNEX III

Subject Mineral	Tin	Tantalum	Tungsten	Gold
Number of smelters identified	290	50	87	214
Number of compliant smelters	53 (18.2%)	44 (88%)	15 (17.2%)	105 (49.1%)
Additional smelters active in audit program	0	0	12 (13.8%)	0